UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2019
DIGITAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(415) 738-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange
Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 13, 2019, Digital Realty Trust, Inc. held its Annual Meeting of Stockholders, at which the stockholders voted on proposals as follows:

Proposal 1. Election of directors, each to serve until the 2020 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualifies.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Laurence A. Chapman	138,600,053	44,314,498	630,672	13,697,850
Michael A. Coke	181,584,181	1,845,987	115,055	13,697,850
Kevin J. Kennedy	138,339,347	44,574,833	631,043	13,697,850
William G. LaPerch	126,808,112	54,440,264	2,296,847	13,697,850
Afshin Mohebbi	181,418,709	2,011,188	115,326	13,697,850
Mark R. Patterson	181,043,097	2,387,547	114,579	13,697,850
Mary Hogan Preusse	138,905,775	44,018,622	620,826	13,697,850
Dennis E. Singleton	175,546,661	7,883,179	115,383	13,697,850
A. William Stein	182,219,319	1,211,834	114,070	13,697,850

Proposal 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
193,420,261	3,692,152	130,660	N/A

Proposal 3. Resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers (a “say-on-pay vote”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,499,894	7,835,443	209,886	13,697,850

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills Executive Vice President, General Counsel and Secretary
Date: May 16, 2019